Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 18	Income Taxes
The components of income before income taxes and income tax expense (benefit) were as follows:

Year Ended December 31 (Dollars in Millions)	2025	2024	2023
Income before income taxes
U.S.	$9,330	$7,786	$6,738
Foreign	187	123	127
Total	$9,517	$7,909	$6,865

Income tax expense (benefit)
Current tax expense (benefit)
U.S. Federal	$1,183	$1,252	$1,418
U.S. State and local	394	279	482
Foreign	36	20	16
Total current tax expense (benefit)	1,613	1,551	1,916
Deferred tax expense (benefit)
U.S. Federal	209	(5)	(342)
U.S. State and local	99	35	(183)
Foreign	—	(1)	16
Total deferred tax expense (benefit)	308	29	(509)
Total income tax expense (benefit)
U.S. Federal	1,392	1,247	1,076
U.S. State and local	493	314	299
Foreign	36	19	32
Total income tax expense (benefit)	$1,921	$1,580	$1,407
A reconciliation of expected income tax expense at the U.S. federal statutory rate of 21 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2025		2024		2023
	Amount	Percent	Amount	Percent	Amount	Percent
Tax at U.S. Federal statutory tax rate	$1,999	21.0%	$1,661	21.0%	$1,442	21.0%
State income and local taxes, net of U.S. federal tax benefit(a)	446	4.7	320	4.0	266	3.9
Foreign tax effects	2	—	—	—	4.1
Effect of cross-border tax laws	11.1		6.1		(3)	—
Tax credits
Renewable energy	(378)	(4.0)	(230)	(2.9)	(119)	(1.7)
Other	(139)	(1.5)	(119)	(1.5)	(106)	(1.5)
Changes in valuation allowances	33.3		—	—	—	—
Nontaxable or nondeductible items
Tax-exempt income	(151)	(1.6)	(144)	(1.8)	(142)	(2.1)
Nondeductible legal and regulatory expenses	46.5		57.7		76	1.1
Other	32.3		35.4		34.5
Changes in unrecognized tax benefits	21.2		(65)	(.8)	(52)	(.8)
Other adjustments	(1)	—	59.7		7.1
Applicable income taxes	$1,921	20.2%	$1,580	20.0%	$1,407	20.5%
(a)The majority of this category (greater than 50 percent) consists of California state taxes, California and Minnesota state taxes and California, Minnesota and New York state taxes for 2025, 2024 and 2023, respectively.
The components of cash paid for income taxes were:

Year Ended December 31 (Dollars in Millions)	2025	2024	2023
U.S. Federal	$338	$355	$517
U.S. State and Local
California	120	85	44
New York	*	28	*
Other	50	15	64
Total U.S. State and local	170	128	108
Foreign	36	16	20
Total cash paid for income taxes	$544	$499	$645
* The amount of cash paid for income taxes was less than 5 percent of total cash paid for income taxes for all jurisdictions during the period.

The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, and pension and post-retirement plans are recorded directly to shareholders’ equity as part of other comprehensive income (loss).
In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by U.S. federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. U.S. federal tax examinations for all years ending through December 31, 2020 are completed and resolved. The Company’s tax returns for the years ended December 31, 2021 through December 31, 2022 are under examination by the Internal Revenue Service. The years open to examination by foreign, state and local government authorities vary by jurisdiction.
A reconciliation of the changes in the U.S. federal, state and foreign uncertain tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2025	2024	2023
Balance at beginning of period	$256	$350	$513
Additions for tax positions taken in prior years	8	32	141
Additions for tax positions taken in the current year	7	6	3
Exam resolutions	(3)	(131)	(302)
Statute expirations	(1)	(1)	(5)
Balance at end of period	$267	$256	$350
The total amount of uncertain tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2025, 2024 and 2023, were $215 million, $206 million and $276 million, respectively. The Company classifies interest and penalties related to uncertain tax positions as a component of income tax expense. At December 31, 2025, the Company’s uncertain tax position balance included $39 million of accrued interest and penalties. During the years ended December 31, 2025,
2024 and 2023 the Company recorded approximately $12 million, $(13) million and $(11) million, respectively, in interest and penalties on uncertain tax positions.
Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.
The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2025	2024
Deferred Tax Assets
U.S. federal, state and foreign net operating loss, credit carryforwards and other carryforwards	$2,521	$2,772
Securities available-for-sale and financial instruments	2,168	3,129
Allowance for credit losses	2,068	2,086
Accrued expenses	638	767
Loans	622	869
Obligation for operating leases	349	341
Partnerships and other investment assets	321	264
Stock compensation	84	89
Fixed assets	38	—
Other deferred tax assets, net	331	383
Gross deferred tax assets	9,140	10,700
Deferred Tax Liabilities
Goodwill and other intangible assets	(1,272)	(1,362)
Leasing activities	(1,087)	(1,273)
Mortgage servicing rights	(760)	(789)
Right of use operating leases	(311)	(297)
Pension and postretirement benefits	(241)	(184)
Fixed assets	—	(28)
Other deferred tax liabilities, net	(48)	(125)
Gross deferred tax liabilities	(3,719)	(4,058)
Valuation allowance	(432)	(389)
Net Deferred Tax Asset	$4,989	$6,253
The Company has approximately $142 million of deferred tax assets related to U.S. federal, state and foreign net operating loss carryforwards which expire at various times beginning in 2026. A substantial portion of these carryforwards relate to state-only net operating losses, for which the related deferred tax asset is subject to a full valuation allowance as the carryforwards are not expected to be realized within the carryforward period.
In addition, the Company has $1.3 billion of U.S. federal and state credit carryforwards which expire at various times through 2045. Certain of these carryforwards are subject to a valuation allowance as management believes that it is more likely than not that the credits will not be utilized within the carryforward period.
Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.

At December 31, 2025, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred U.S. federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for U.S. federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.